UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2008

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 8, 2008, YRC Worldwide Inc. (the “Company”) announced the acceleration of its integration strategy for Yellow Transportation and Roadway and updated its third quarter 2008 earnings guidance. A copy of the news release containing the announcement regarding the acceleration of the Company’s integration strategy and updated earnings guidance is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On September 8, 2008, William D. Zollars, Chairman, President and Chief Executive Officer of the Company will deliver a company presentation at the Wachovia Transportation and Packaging Conference. The presentation will be available on audio webcasts through the Company’s website, www.yrcw.com, and will be available for 30 days. A copy of the slide show is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release dated September 8, 2008

99.2	YRC Worldwide Inc. Investor Presentation slide show

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: September 8, 2008	By:	/S/ Daniel J. Churay
Daniel J. Churay
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated September 8, 2008

99.2	YRC Worldwide Inc. Investor Presentation slide show

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